Exhibit 10.5

                       FUNDING 2 START-UP LOAN AGREEMENT

                                   [*] 2006

                       PERMANENT FUNDING (NO. 2) LIMITED
                                 AS FUNDING 2

                                      AND

                                      [*]
                      AS FUNDING 2 START-UP LOAN PROVIDER

                                      AND

                             THE BANK OF NEW YORK
                              AS SECURITY TRUSTEE

                                 ALLEN & OVERY

                                ALLEN & OVERY LLP

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                                   CONTENTS

CLAUSE                                                                     PAGE

1.     Definitions and Interpretation........................................ 1
2.     The Start-up Loan Tranches............................................ 1
3.     Interest.............................................................. 2
4.     Repayment............................................................. 2
5.     Acceleration.......................................................... 3
6.     Payments and Limited Recourse......................................... 3
7.     Subordination and Security............................................ 4
8.     Notices............................................................... 5
9.     Taxes................................................................. 5
10.    Remedies and Waivers.................................................. 6
11.    Assignments and Transfer.............................................. 6
12.    Security Trustee as a Party........................................... 6
13.    No Partnership........................................................ 6
14.    Variation............................................................. 6
15.    Invalidity of any Provision........................................... 6
16.    Counterparts.......................................................... 6
17.    Exclusion of Third Party Rights....................................... 7
18.    Governing Law......................................................... 7
19.    Submission to Jurisdiction............................................ 7

SCHEDULE

1.     Form of Start-up Loan Tranche Supplement                               8

Signatories..................................................................10

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THIS FUNDING 2 START-UP LOAN AGREEMENT is made on [*] 2006

BETWEEN:

(1) PERMANENT FUNDING (NO. 2) LIMITED (registered number [*]), a private limited company incorporated under the laws of England and Wales whose registered office is at 35 Great St. Helen's, London EC3A 6AP (in its capacity as FUNDING 2);

(2) [*] (registered number [*]), a [*]incorporated under the laws of [*]whose registered office is at [*](acting in its capacity as FUNDING 2 START-UP LOAN PROVIDER); and

(3) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as SECURITY TRUSTEE).

WHEREAS:

(A) From time to time the Master Issuer will issue Notes pursuant to the Funding 2 Programme and lend the proceeds of such issuance to Funding 2 pursuant to the Master Intercompany Loan Agreement.

(B) In connection with each issuance of Notes and the advance of Loan Tranches under the Master Intercompany Loan Agreement, the Funding 2 Start-up Loan Provider may make a loan to Funding 2 pursuant to the terms of this Agreement.

(C) Unless otherwise agreed, Funding 2 will use the proceeds of each loan from the Funding 2 Start-up Loan Provider to fund the Funding 2 General Reserve Fund (in whole or in part) and/or towards payment (in whole or in part) of the fees and expenses incurred by Funding 2 in connection with the payment to the Seller of part of the consideration for Loans (together with their Related Security) sold to the Mortgages Trustee on the relevant Closing Date and/or any fees payable under the Master Intercompany Loan Agreement which relate to the costs of issue of the relevant Series of Notes.

IT IS HEREBY AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

       The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Agreement and dated [*] 2006 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Agreement) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 of the Master Definitions and Construction Schedule.

2.     THE START-UP LOAN TRANCHES

2.1 Subject to the terms of this Agreement, simultaneously with the issue by the Master Issuer of a Series of Notes on a Closing Date, the Funding 2 Start-up Loan Provider may make available to Funding 2 a Start-up Loan Tranche in the amount described in the supplement entered into on such date by the parties hereto substantially in the form of SCHEDULE 1 (each such supplement being a START-UP LOAN TRANCHE SUPPLEMENT).

                                       1

2.2 Each Start-up Loan Tranche advanced under this Agreement will only be used by Funding 2 for the purposes of:

       (a) funding the Funding 2 General Reserve Fund (in whole or in part); and/or

       (b) funding the payment of the fees and expenses incurred by Funding 2 in connection with the payment to the Seller of part of the consideration for Loans (together with their Related Security) sold to the Mortgages Trustee on the relevant Closing Date; and/or

       (c) funding the payment of any fees payable under the Master Intercompany Loan Agreement which relate to the costs of issue of the relevant Series of Notes; and/or

       (d) for such other purpose as is specified in the relevant Start-up Loan Tranche Supplement.

2.3 Each portion of a Start-up Loan Tranche advanced under this Agreement for purposes of funding the Funding 2 General Reserve Fund will be deposited in the Funding 2 GIC Account. Each portion of a Start-up Loan Tranche advanced under this Agreement for any other purpose will be deposited in the Funding 2 Transaction Account unless otherwise specified in the relevant Start-up Loan Tranche Supplement.

3.     INTEREST

3.1 The first Interest Period in respect of each Start-up Loan Tranche made under this Agreement will commence on (and include) the relevant Closing Date in relation to the Start-up Loan Tranche (as specified in the applicable Start-up Loan Tranche Supplement and end on (but exclude) the first Funding 2 Interest Payment Date falling thereafter. Each subsequent Interest Period in respect of each Start-up Loan Tranche made under this Agreement will commence on (and include) a Funding 2 Interest Payment Date and end on (but exclude) the next following Funding 2 Interest Payment Date.

3.2 Each Start-up Loan Tranche advanced under this Agreement and any interest capitalised pursuant to CLAUSE 3.5 will bear interest calculated in accordance with CLAUSE 3.4 at the rate specified in the applicable Start-up Loan Tranche Supplement.

3.3 Subject to CLAUSE 6.2 and CLAUSE 6.3, interest on each Start-up Loan Tranche Supplement and any interest capitalised pursuant to CLAUSE 3.5 will be payable in arrear on each Funding 2 Interest Payment Date in accordance with the Funding 2 Priorities of Payments. The amount of interest due on each Start-up Loan Tranche advanced under this Agreement will rank pari passu with the amount of interest due on each other Start-up Loan Tranche and will be paid pro rata among such Start-up Loan Tranches

3.4 Interest shall be calculated on each Start-up Loan Tranche advanced under this Agreement by reference to any Interest Period on the basis of the actual number of days elapsed and a 365 day year.

3.5 Any interest accrued in respect of an Interest Period but not paid on the Funding 2 Interest Payment Date relating thereto shall be capitalised forthwith.

4.     REPAYMENT

4.1 Funding 2 shall repay principal of each Start-up Loan Tranche advanced under this Agreement on each Funding 2 Interest Payment Date if and to the extent that there are Funding 2 Available Revenue Receipts available therefor after making the payments and provisions referred to in the applicable Funding 2 Priorities of Payments. The obligation to repay each Start-up Loan Tranche advanced under this Agreement will rank pari passu with the obligation to repay each other Start-up

                                       2

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       Loan Agreement advanced under this Agreement and will be paid pro rata among such Start-up Loan Tranches.

4.2 The Cash Manager is responsible, pursuant to the Cash Management Agreement, for determining:

       (a) The interest and principal amounts payable by Funding 2 under CLAUSE 3 and CLAUSE 4 of this Agreement; and

       (b) the amount of Funding 2 Available Revenue Receipts as at each Funding 2 Interest Payment Date available therefor,

       and each determination so made shall (in the absence of negligence, wilful default, bad faith or manifest error) be final and binding on the Funding 2 Start-up Loan Provider.

4.3    Subject to CLAUSES 5, 6.2, 6.3 and 7, on the earlier to occur of:

       (a) any Funding 2 Interest Payment Date on which all Loan Tranches under the Master Intercompany Loan Agreement have been repaid in full; or

       (b) the Final Maturity Date of the last outstanding Series and Class of Notes,

       each Start-up Loan Tranche advanced under this Agreement (including any interest accrued but unpaid) shall, subject to the Funding 2 Deed of Charge, become immediately due and payable.

4.4 The Funding 2 Start-up Loan Provider hereby acknowledges that from time to time Funding 2 may enter into other start-up loan agreements with other start-up loan providers and that the obligation of Funding 2 to repay the Start-up Loan Tranches advanced under this Agreement and any other start-up loans made under any other start-up loan agreements will rank pari passu and will be paid pro rata between themselves. The Funding 2 Start-up Loan Provider further acknowledges that the Funding 2 Priorities of Payments may be amended to reflect the entry by Funding 2 into another start-up loan agreement and related agreements from time to time and agrees to execute such documents as are necessary or required by the Security Trustee for the purpose of including any other start-up loan provider (and any other relevant party) in the Transaction Documents to effect those amendments.

5.     ACCELERATION

       Each Start-up Loan Tranche advanced under this Agreement (including any interest accrued but unpaid) will, subject to the Funding 2 Deed of Charge, become immediately due and payable following the service of a Master Intercompany Loan Acceleration Notice.

6.     PAYMENTS AND LIMITED RECOURSE

6.1 All payments to be made hereunder by Funding 2 shall be made in sterling in immediately available cleared funds to the Funding 2 Start-up Loan Provider's account (sort code [*], account number [*], account name:
       [*]) (or such other account as the Funding 2 Start-up Loan Provider may have specified in writing to Funding 2 for this purpose). If any sum falls due hereunder otherwise than on a Business Day, it shall be paid on the next succeeding Business Day.

6.2 Prior to service of a Master Intercompany Loan Acceleration Notice or the earlier to occur of repayment in full of all Loan Tranches under the Master Intercompany Loan Agreement or the Final Maturity Date of the last outstanding Series and Class of Notes, amounts of principal, interest and any other amounts due hereunder shall be paid only in accordance with Part 1 of Schedule 3 of the Funding 2 Deed of Charge.

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6.3    If, upon a Start-up Loan Tranche becoming due and payable pursuant to
       CLAUSE 4.3 or CLAUSE 5, Funding 2 has insufficient funds available to meet its obligations hereunder in full on such date then:

       (a) Funding 2 shall utilise its funds on such date to the extent available in making payments to the Funding 2 Start-up Loan Provider to repay the Start-up Loan Tranches (including any interest capitalised pursuant to CLAUSE 3.5) and accrued and unpaid interest thereon; and

       (b) the obligations of Funding 2 to pay the shortfall together with any amounts falling due and payable thereafter shall on any day be limited to the available funds acquired by Funding 2 subsequent to such date, together with the proceeds of the enforcement of the security, paid to the Funding 2 Start-up Loan Provider pursuant to CLAUSE 8 of the Funding 2 Deed of Charge, provided that the Funding 2 Start-up Loan Provider shall not release Funding 2 from Funding 2's obligation to pay the remaining amount that would have been due under this Agreement had this CLAUSE 6.3 not applied and subject to the Funding 2 Post-Enforcement Priority of Payments.

7.     SUBORDINATION AND SECURITY

7.1 The parties hereby agree that repayments in respect of each Start-up Loan Tranche made under this Agreement shall be subordinated to, inter alia, payments of principal and interest on any Loan Tranche, and all other payments or provisions ranking in priority to payments to be made to the Funding 2 Start-up Loan Provider under this Agreement, in each case in accordance with the Funding 2 Priorities of Payments and the terms of the Funding 2 Deed of Charge.

7.2 The Funding 2 Start-up Loan Provider further agrees that, without prejudice to CLAUSE 8 of the Funding 2 Deed of Charge, its rights against Funding 2 under this Agreement are limited to the extent that Funding 2 has sufficient assets to meet its claims or any part thereof having taken into account all other liabilities, both actual and contingent, of Funding 2 which pursuant to the Funding 2 Deed of Charge rank pari passu with or in priority to its liabilities to the Funding 2 Start-up Loan Provider under this Agreement and so that Funding 2 shall not be obliged to make any payment to the Funding 2 Start-up Loan Provider hereunder if and to the extent that the making of such payment would cause Funding 2 to be or become unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 (as amended). However, if there are sufficient Funding 2 Available Revenue Receipts available and Funding 2 does not repay the Start-up Loan Tranches when due in accordance with the terms hereof, such non-repayment will constitute an event of default under this Agreement.

7.3 Funding 2 undertakes that its obligations to the Funding 2 Start-up Loan Provider hereunder shall at all times be secured by the Funding 2 Deed of Charge.

7.4 The Funding 2 Start-up Loan Provider hereby undertakes to be bound by the terms of the Funding 2 Deed of Charge and the Cash Management Agreement and in particular acknowledges that all of Funding 2's right, title, benefit and interest in this Agreement has been assigned to the Security Trustee under the Funding 2 Deed of Charge and agrees that on enforcement of the security created by the Funding 2 Deed of Charge, all amounts of principal, interest and any other amounts due hereunder shall rank in the order of priority set out in Funding 2 Post-Enforcement Priority of Payments.

7.5 The Funding 2 Start-up Loan Provider further covenants that, except as permitted under CLAUSE [9] of the Funding 2 Deed of Charge, it will not set off or claim to set off any Start-up Loan Tranche or any interest thereon or any part of either thereof against any liability owed by it to Funding 2.

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7.6    The Funding 2 Start-up Loan Provider undertakes that it will not take any corporate action or other steps (including, without limitation, the filing of documents with the court or the service of a notice of intention to appoint an administrator) or legal proceedings for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Funding 2 or of any or all of the revenues and assets of Funding 2 nor participate in any ex parte proceedings nor seek to enforce any judgment against Funding 2, except as permitted under the provisions of the Funding 2 Deed of Charge.

8.     NOTICES

       Any notices to be given pursuant to this Agreement or to any of the parties hereto shall be sufficiently served if sent by prepaid first class post or by facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched, (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

       (a) in the case of Funding 2, to Permanent Funding (No. 2) Limited, 35 Great St. Helen's, London EC3A 6AP (facsimile number +44 (020) 7398 6325) for the attention of the Secretary with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (020) 7574 8784) for the attention of Head of Mortgage Securitisation and Covered Bonds; and

       (b) in the case of the Funding 2 Start-up Loan Provider: to Halifax plc, Trinity Road (LP/3/3/SEC), Halifax, West Yorkshire HX1 2RG (facsimile number +44 (0) 113 235 7511) for the attention of the Head of Mortgage Securitisation, with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (0)20 7574 8303) for the attention of Head of Mortgage Securitisation and Covered Bonds; and

       (c) in the case of the Security Trustee: to The Bank of New York, 48th Floor, One Canada Square, London E14 5AL, (facsimile number +44
             (0)20 7964 6399) for the attention of Global Structured Finance - Corporate Trust,

       or to such other address or facsimile number as may from time to time be notified by any party to the other by written notice in accordance with the provisions of this CLAUSE 8.

9.     TAXES

9.1 All payments to be made by Funding 2 to the Funding 2 Start-up Loan Provider hereunder shall be made free and clear of and without deduction or withholding for or on account of Tax unless Funding 2 is required by law to make such a payment subject to the deduction or withholding of Tax, in which case Funding 2 shall promptly upon becoming aware thereof notify the Funding 2 Start-up Loan Provider of such obligation, and shall make such payments subject to such deduction or withholding of Tax which it is required to make.

9.2 If Funding 2 makes any payment hereunder in respect of which it is required to make any deduction or withholding, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Funding 2 Start-up Loan Provider, within 30 days after such payment falls due to the applicable authority, any original receipt (or a certified copy thereof) issued by such authority evidencing such payment.

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10.   REMEDIES AND WAIVERS

       No failure by the Funding 2 Start-up Loan Provider to exercise, nor any delay by the Funding 2 Start-up Loan Provider in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

11.    ASSIGNMENTS AND TRANSFER

11.1 Funding 2 (other than in respect of any assignment by way of security pursuant to the Funding 2 Deed of Charge) may not assign and/or transfer any of its rights and/or obligations under this Agreement.

11.2 If there is any change in the identity of the Security Trustee pursuant to the terms of the Funding 2 Deed of Charge, the Funding 2 Start-up Loan Provider and Funding 2 shall execute such documents and take such actions as the new Security Trustee and the outgoing Security Trustee (as the case may be) may reasonably require for the purpose of vesting in the new Security Trustee the rights and obligations of the outgoing Security Trustee and releasing the outgoing Security Trustee (as the case may be) from its future obligations under this Agreement.

12.    SECURITY TRUSTEE AS A PARTY

       The Security Trustee has agreed to become a party to this Agreement for the better preservation and enforcement of its rights under this Agreement but shall have no responsibility for any of the obligations of, nor assume any liabilities to, the Funding 2 Start-up Loan Provider or Funding 2 hereunder.

13.    NO PARTNERSHIP

       Nothing in this Agreement (or in any of the arrangements contemplated hereby) shall, or shall be deemed to, constitute a partnership amongst the parties hereto.

14.    VARIATION

       No variation of this Agreement shall be effective unless it is in writing and signed by or on behalf of each of the parties hereto.

15.    INVALIDITY OF ANY PROVISION

       If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16.    COUNTERPARTS

       This Agreement may be executed in any number of counterparts (including facsimile counterparts), and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

                                       6

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17.    EXCLUSION OF THIRD PARTY RIGHTS

       A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

18.    GOVERNING LAW

       This Agreement shall be governed by, and construed in accordance with, the laws of England.

19.    SUBMISSION TO JURISDICTION

       Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first mentioned above.

                                       7

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                                  SCHEDULE 1

                   FORM OF START-UP LOAN TRANCHE SUPPLEMENT

THIS START-UP LOAN TRANCHE SUPPLEMENT is dated [*] between:

(1) PERMANENT FUNDING (NO. 2) LIMITED (registered number [*]), a private limited company incorporated under the laws of England and Wales whose registered office is at 35 Great St. Helen's, London EC3A 6AP (as FUNDING 2);

(2) [*] (registered number [*]), a [*]incorporated under the laws of [*]whose registered office is at [*] (acting in its capacity as FUNDING 2 START-UP LOAN PROVIDER); and

(3) THE BANK OF NEW YORK, acting through its office at 48th Floor, One Canada Square, London E14 5AL in its capacity as the Funding 2 Security Trustee.

This document constitutes the Start-up Loan Tranche Supplement relating to the Start-up Loan Tranches described herein. Terms used herein shall be deemed to be defined as such for the purposes of the Funding 2 Start-up Loan Agreement entered into between the parties hereto on [*] 2006. This Start-up Loan Tranche Supplement contains the final terms of the Start-up Loan Tranches identified and described herein, is supplemental to and must be read in conjunction with the Funding 2 Start-up Loan Agreement.

The Start-up Loan Tranches will have the following terms:

1.     Closing Date:                             [*]

2.     Total Principal Amount:                   [POUND][*]
       (a)   Principal Amount to be deposited    [POUND][*]
             in Funding 2 GIC Account:

       (b)   Principal Amount to be deposited    [POUND][*]
             in Funding 2 Transaction Account:

3.    Interest Rate:                             [Describe terms (e.g. LIBOR
                                                 for one-month sterling
                                                 deposits plus margin
                                                 (including any step-up in
                                                 margin))]

SIGNED by                              )
for and on behalf of                   )
PERMANENT FUNDING (NO. 2)              )
LIMITED                                )

Witness's Signature:

Name:

Address:

SIGNED by                              )
as attorney for and on behalf of       )
[*] plc in the presence of:            )

Witness's Signature:

                                       8

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Name:

Address:

SIGNED by                              )
for and on behalf of                   )
THE BANK OF NEW YORK                   )

                                       9

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                                  SIGNATORIES

FUNDING

SIGNED by                              )
for and on behalf of                   )
PERMANENT FUNDING (NO. 2)              )
LIMITED                                )

Witness's Signature:

Name:

Address:

FUNDING 2 START-UP LOAN PROVIDER

SIGNED by                              )
as attorney for and on behalf of       )
[*]in the presence of:                 )

Witness's Signature:

Name:

Address:

SECURITY TRUSTEE

SIGNED by                              )
for and on behalf of                   )
THE BANK OF NEW YORK                   )

                                      10